EXHIBIT A

REPORT OF AUDIT COMMITTEE

February 29, 2008

To the Board of Directors of Fulton Financial Corporation:

     We have reviewed and discussed with management Fulton Financial Corporation’s audited financial statements as of, and for the year ended, December 31, 2007.

     We have discussed with representatives of KPMG LLP, Fulton Financial Corporation’s independent auditor, the matters required to be discussed by the Statement on Auditing Standards No. 114, The Auditor's Communication with Those Charged with Governance, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditor the auditor's independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007.

George W. Hodges, Chair and Financial Expert
Donald W. Lesher, Jr., Vice Chair
Patrick J. Freer
Willem Kooyker, Financial Expert
Gary A. Stewart

43

ATTN: SHAREHOLDER SERVICES
PO BOX 4887
ONE PENN SQUARE
LANCASTER, PA 17604

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Fulton Financial Corporation in mailing proxy material, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above for voting by Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fulton Financial Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

COMMON

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FUFIN1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
FULTON FINANCIAL CORPORATION
This proxy is solicited by the Board of Directors.
	VOTE ON PROPOSAL NO. 1 - ELECTION OF DIRECTORS		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING NOMINEE FOR A TWO YEAR TERM: 01) Dana A. Chryst		☐	☐	☐

DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING NOMINEES FOR A THREE YEAR TERM:
        02) John M. Bond, Jr.
        03) Patrick J. Freer
        04) Carolyn R. Holleran
        05) Donald W. Lesher, Jr.
        06) Abraham S. Opatut
        07) Gary A. Stewart

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement, the 10K for fiscal year ended 12/31/07, Annual Report, Shareholder Letter and Meeting Invitation are available at www.proxyvote.com.

     This proxy hereby appoints David S. Etter, Samuel H. Jones, Jr. and Arthur M. Peters, Jr., or any one of them acting in the absence of the other, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side, all of the Fulton Financial Corporation Common Stock: (i) held of record by the signer on February 29, 2008, and (ii) which the signer is otherwise entitled to vote at the Annual Meeting of Shareholders to be held on Friday, April 25, 2008, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

     This proxy, when properly delivered, will be voted in the manner directed by the shareholder(s). If no direction is made, this proxy will be voted FOR the Election of Directors.

Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on reverse side.)

ATTN: SHAREHOLDER SERVICES
PO BOX 4887
ONE PENN SQUARE
LANCASTER, PA 17604

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 15, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Fulton Financial Corporation in mailing proxy material, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above for voting by Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 15, 2008. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fulton Financial Corporation, c/o Braodridge, 51 Mercedes Way, Edgewood, NY 11717 no later than April 15, 2008.

PLAN

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FUFIN3	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
FULTON FINANCIAL CORPORATION
This proxy is solicited by the Board of Directors.
	VOTE ON PROPOSAL NO. 1 - ELECTION OF DIRECTORS		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING NOMINEE FOR A TWO YEAR TERM: 01) Dana A. Chryst		☐	☐	☐

DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING NOMINEES FOR A THREE YEAR TERM:
        02) John M. Bond, Jr.
        03) Patrick J. Freer
        04) Carolyn R. Holleran
        05) Donald W. Lesher, Jr.
        06) Abraham S. Opatut
        07) Gary A. Stewart

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement, the 10K for fiscal year ended 12/31/07, Annual Report, Shareholder Letter and Meeting Invitation are available at www.proxyvote.com.

     For the shares of Fulton Financial Corporation Common Stock issued to or held for the account of the undersigned ("Plan Participant") under employee plans and voting rights attached to such shares (any of such plans, a “Voting Plan”), the Plan Participant hereby directs the respective fiduciary ("Plan Trustee") of each applicable Voting Plan to vote all shares of Fulton Financial Corporation Common Stock in the Plan Participant’s name and/or account under such Voting Plan held in the account as of February 29, 2008 in accordance with the instructions given herein, at the Annual Meeting, to be held Friday, April 25, 2008, at 12:00 noon, and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

     This proxy, when properly delivered, will be voted by the Plan Trustee in the manner directed by the Plan Participant. If no direction is made, shares held in the Voting Plan will be voted FOR the Election of Directors.

Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on reverse side.)